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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): August 29, 2002


        IndyMac MBS, Inc., (as depositor under the Pooling and Servicing
        Agreement, dated as of August 1, 2002, providing for the issuance of the IndyMac MBS, Inc., Residential Asset Securization Trust
          2002-A10, Mortgage Pass-Through Certificates, Series 2002-J).

                                IndyMac MBS, Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-82831                   95-4791925
----------------------------        ---------                   ----------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)


155 North Lake Avenue
Pasadena, California                                  91101
--------------------                                ---------
(Address of Principal                               (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code: (800) 669-2300
                                                    --------------

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


Item 5.  Other Events.
         ------------

         Filing of Certain Materials

         In connection with the issuance by IndyMac MBS, Inc. of its Mortgage Pass-Through Certificates, Series 2002-J (the "Certificates"), IndyMac MBS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits:

         8.1  Tax Opinion of Sidley Austin Brown & Wood LLP

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in
              Exhibit 8.1)

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDYMAC MBS, INC.



                                            By:      /s/ Victor Woodworth
                                                 ---------------------------
                                                     Victor Woodworth
                                                     Vice President



Dated: August 29, 2002

                                  Exhibit Index

Exhibit                                                                    Page
-------                                                                    ----

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP                         5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8.1)   5